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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 28, 2007

                 CWHEQ Home Equity Loan Trust, Series 2007-S1
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-18

                                  CWHEQ, INC.
                                  -----------
            (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                   Delaware                           87-0698310
                   --------                           ----------
        (State or Other Jurisdiction of              (I.R.S. Employer
                Incorporation)                      Identification No.)


               4500 Park Granada
           Calabasas, California                             91302
           ---------------------                           ---------
    (Address of Principal Executive                        (Zip Code)
                     Offices of the Depositor)

        The depositor's telephone number, including area code (818) 225-3000
                                                              --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 8  -   Other Events

      Item 8.01     Other Events.
                    ------------

            On February 28, 2007, Countrywide Home Loans, Inc. ("CHL") entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of February 28, 2007, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.1.

            On February 28, 2007, MBIA Insurance Company issued a financial guaranty insurance policy for the Class A Certificates (the "Certificate Insurance Policy"). The Certificate Insurance Policy is annexed hereto as
      Exhibit 99.2.

            On February 28, 2007, CHL entered into an Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of February 28, 2007, by and among CHL, The Bank of New York, as Corridor Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates, Series 2007-S1 and Bear Stearns Financial Products Inc., as remaining party (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract (as defined below) to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

            On February 28, 2007, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as Exhibit I to the Corridor Contract Assignment Agreement.

            On January 26, 2006, the CWHEQ, Inc. (the "Company") entered into an
      Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS") and Swiss Re Financial Products Corporation, as counterparty. The Item 1115 Agreement is annexed hereto as Annex A to the Corridor Contract Assignment Agreement.

            On February 28, 2007, the Company entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, CHL, as a seller, Park Granada LLC, as a seller, ("Park Granada") Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series

      2007-S1. The Pooling and Servicing Agreement is annexed hereto as
      Exhibit 99.4. On February 28, 2007, Old Republic Insurance Company issued a credit insurance policy (the "Credit Insurance Policy"). The Credit Insurance Policy is annexed hereto as Exhibit 99.5.

----------------------------
            * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006 and the Prospectus Supplement dated February 27, 2007 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2007-S1.


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


Section 9   Financial Statements and Exhibits
---------

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------
            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------
            Not applicable.

      (c)   Exhibits.

      99.1  Corridor Contract Administration Agreement.

      99.2  Certificate Insurance Policy.

      99.3  Corridor Contract Assignment Agreement.

            I.    Confirmation.

            II.   Annex A: Item 1115 Agreement.

      99.4  Pooling and Servicing Agreement.

      99.5  Credit Insurance Policy

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWHEQ, INC.



                                              By: /s/Darren Bigby
                                                  -------------------
                                                  Name: Darren Bigby
                                                  Title: Vice President


Dated: March 12, 2007


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

                                  Exhibit Index

Exhibit

99.1  Corridor Contract Administration Agreement
99.2  Certificate Insurance Policy
99.3  Corridor Contract Assignment Agreement
      I.    Confirmation
      II.   Annex A: Item 1115 Agreement
99.4  Pooling and Servicing Agreement
99.5  Credit Insurance Policy


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